Contact: LEEANN GEPHART CHIEF CONSUMER BANKING OFFICER	First Citizens Community Bank
570-545-6005	15 S. Main Street
570-662-8512 (fax)	Mansfield, PA 16933

citizens financial services, inc. reports unaudited third quarter 2022 financial results

MANSFIELD, PENNSYLVANIA— October 24, 2022 – Citizens Financial Services, Inc. (Nasdaq: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three and nine months ended September 30, 2022.

Highlights

•
Citizens Financial Services, Inc. and HV Bancorp, Inc. sign definitive agreement for Citizens Financial Services, Inc. to acquire HV Bancorp, Inc. The transaction is expected to close in the first half of 2023.

•	Two new branches are scheduled to open in November of 2022 in Ephrata, Pennsylvania and Greenville, Delaware.

•	Net loan growth for the quarter was $141.9 million and for year-to-date was $295.4 million or 27.7% on an annualized basis.

•
Net income was $21.2 million for the nine months ended September 30, 2022, which is 4.5% less than the net income for 2021’s comparable period. The decrease was due to life insurance proceeds received in the first quarter of 2021 due to the passing of two former employees and decreased gains on loans sold due to the rise in mortgage rates in 2022. The effective tax rate for the nine months ended September 30, 2022 was 17.9% compared to 17.3% in the comparable period in 2021, with the increase being due to life insurance proceeds being exempt from taxable income.

•
Net income was $7.5 million for the three months ended September 30, 2022, which is 6.8% higher than the net income for 2021’s comparable period. The effective tax rate for the three months ended September 30, 2022 was 18.0% compared to 18.3% in the comparable period in 2021.

•
Net interest income before the provision for loan losses was $52.8 million for the nine months ended September 30, 2022, an increase of $3.6 million, or 7.3%, over the same period a year ago. Amortization associated with Paycheck Protection Program (“PPP”) loans was $1,384,000 less in 2022 than 2021.

•
Non-performing assets decreased $2,130,000 since September 30, 2021 and totaled $8,088,000 as of September 30, 2022, which is $754,000 less than the balance at December 31, 2021. As a percent of loans, non-performing assets totaled 0.47%, 0.61% and 0.71% as of September 30, 2022, December 31, 2021 and September 30, 2021, respectively.

•
Return on average equity for the three and nine months (annualized) ended September 30, 2022 was 13.34% and 12.77% compared to 13.65% and 14.66% for the three and nine months (annualized) ended September 30, 2021.

•
Return on average tangible equity for the three and nine months (annualized) ended September 30, 2022 was 15.60% and 15.00% compared to 16.25% and 17.53% for the three and nine months (annualized) ended September 30, 2021 (non-GAAP). (1)

•
Return on average assets for the three and nine months (annualized) ended September 30, 2022 was 1.31% and 1.27% compared to 1.40% and 1.49% for the three and nine months (annualized) ended September 30, 2021.

•
If the life insurance proceeds on a former employees are excluded, the return on average equity and average assets would have been 13.90% and 1.41%, respectively, for nine months (annualized) ended June 30, 2021 (non-GAAP). (1)

Nine Months Ended September 30, 2022 Compared to 2021

•
For the nine months ended September 30, 2022, net income totaled $21,185,000 which compares to net income of $22,174,000 for the first nine months of 2021, a decrease of $989,000 or 4.5%.  Basic earnings per share of $5.34 for the first nine months of 2022 compares to $5.56 for the first nine months last year.  Annualized return on equity for the nine months ended September 30, 2022 and 2021 was 12.77% and 14.66%, while annualized return on assets was 1.27% and 1.49%, respectively, with ratios in 2021 benefitting from life insurance proceeds on two former employees. If the life insurance proceeds associated with the passing of the former employees in 2021 are excluded, basic earnings per share in 2021 would have been $5.20 compared to $5.34 for the first nine months of 2022 (non-GAAP) (1).

•
Net interest income before the provision for loan loss for the nine months ended September 30, 2022 totaled $52,837,000 compared to $49,243,000 for the nine months ended September 30, 2021, resulting in an increase of $3,594,000, or 7.3%. Amortization on PPP loans decreased $1,384,000 during 2022 compared to 2021. Average interest earning assets increased $233.8 million for the nine months ended September 30, 2022 compared to the same period last year, as a result of growth in investment securities and organic loan growth funded by deposit growth and borrowings.  Average loans increased $134.4 million, while average investment securities increased $146.8 million. The yield on interest earning assets decreased 16 basis points to 3.78%, while the cost of interest-bearing liabilities remained steady at 0.51%. The decrease in amortization on PPP loans accounts for 13 basis points of the decrease in margin and the yield on interest earning assets. A large component of the remaining decrease is due to the percentage of interest earning assets in investments in 2022 that were purchased during a lower interest rate environment.

•
The provision for loan losses for the nine months ended September 30, 2022 was $1,425,000, a $125,000 decrease to the comparable period in 2021. The decrease in the provision is attributable to the improved credit metrics of the loan portfolio in comparison to September 30, 2021 and less impact from the COVID-19 pandemic on the economy, both of which helped offset the impact of the organic loan growth experienced.

•
Total non-interest income was $7,427,000 for the nine months ended September 30, 2022, which is $2,366,000 less than the non-interest income of $9,793,000 for the same period last year. The primary drivers were the earnings of bank owned life insurance, which decreased $1,008,000 as the result of the passing of two former employees in 2021, gains on loans sold which decreased $868,000 due to a decrease in refinancing activity with the rise in market interest rates that occurred during 2022, a loss on equity securities of $486,000 as a result of market performance when comparing 2022 to 2021. Other income decreased $572,000 due to fee income on derivative transactions for customers recorded in 2021.

•
Total non-interest expenses for the nine months ended September 30, 2022 totaled $33,045,000 compared to $30,667,000 for the same period last year, which is an increase of $2,378,000. Salary and benefit costs increased $1,652,000 due to an addition 13.2 FTEs and merit increases for 2022. Additionally, salary and benefit costs for 2021 benefitted from a $422,000 reduction in deferred compensation due to the passing of a former executive in the first quarter of 2021.   The decrease in ORE expenses of $508,000 is due to gains on the sale of ORE properties that totaled $481,000, compared to minimal gains in 2021. Other expenses increased due charge-offs associated with fraudulent account activity, marketing expenses and the Delaware franchise tax.

•
The provision for income taxes decreased $36,000 when comparing the nine months ended September 30, 2022 to the same period in 2021 as a result of a decrease in income before income tax of $1,025,000. The effective tax rate was 17.9% and 17.3% for the nine months ended September 30, 2022 and 2021, respectively. The earnings on bank owned life insurance are exempt from Federal income tax and accounts for the difference in tax rates between 2021 and 2022.

Third Quarter of 2022 Compared to the Third Quarter of 2021

•
For the three months ended September 30, 2022, net income totaled $7,544,000 which compares to net income of $7,064,000 for the comparable period of 2021, an increase of $480,000 or 6.8%.  Basic earnings per share of $1.90 for the three months ended September 30, 2022 compares to $1.77 for the 2021 comparable period. Annualized return on equity for the three months ended September 30, 2022 and 2021 was 13.34% and 13.65%, while annualized return on assets was 1.31% and 1.40%, respectively.

•
Net interest income before the provision for loan losses for the three months ended September 30, 2022 totaled $18,846,000 compared to $16,590,000 for the three months ended September 30, 2021, resulting in an increase of $2,256,000. Average interest earning assets increased $282.0 million for the three months ended September 30, 2022 compared to the same period last year as a result of the  organic loan and deposit growth.  Average loans increased $241.7 million while average investment securities increased $143.0 million and average interest bearing cash holdings decreased $97.1 million. The tax effected net interest margin for the three months ended September 30, 2022 was 3.44% compared to 3.47% for the same period last year.

•
The provision for loan losses for the three months ended September 30, 2022 was $725,000, a $325,000 increase to the comparable period in 2021. The increase in the provision is attributable to the organic loan growth that occurred in the third quarter of 2022 compared to organic loan growth in 2021.

•
Total non-interest income was $2,692,000 for the three months ended September 30, 2022, which is $160,000 less than the comparable period last year.  The primary drivers were gains on loans sold which decreased $200,000 due to a decrease in refinancing activity with the rise in market interest rates that occurred in 2022, and a loss on equity and available for sale securities of $91,000 and $168,000, respectively, as a result of market performance when comparing 2022 to 2021. Service charges increased $299,000 for the three months ended September 30, 2022 compared to the same period in 2021 due to additional debit card usage and a new contract associated with interchange processing.

•
Total non-interest expenses for the three months ended September 30, 2022 totaled $11,614,000 compared to $10,400,000 for the same period last year, which is an increase of $1,214,000, or 11.7%. Salary and benefit costs increased $365,000 due to an addition of 14.9 FTEs and merit increases for 2022. The increase in other expenses was due to charge-offs associated with fraudulent account activity, marketing expenses and the Delaware franchise tax.

•
The provision for income taxes increased $77,000 when comparing the three months ended September 30, 2022 to the same period in 2021 as a result of an increase in income before income tax of $557,000.  The effective tax rate was 18.0% and 18.3% for the three months ended September 30, 2022 and 2021, respectively.

Balance Sheet and Other Information:

•
At September 30, 2022, total assets were $2.35 billion compared to $2.14 billion at December 31, 2021 and $2.05 billion at September 30, 2021. The loan to deposit ratio as of September 30, 2022 was 93.00% compared to 78.51% as of December 31, 2021 and 82.88% as of September 30, 2021.

•
Available for sale securities of $445.2 million at September 30, 2022 increased $32.8 million from December 31, 2021 and $48.2 million from September 30, 2021. The yield on the investment portfolio decreased from 2.05% for the nine months ended September 30, 2021 to 1.83% for the nine months ended September 30, 2022 on a tax equivalent basis due to the amount of securities purchased in 2020 and 2021, which was a low rate environment due to the pandemic. Purchases made in 2022 have been at higher rates than those made in 2020 and 2021 and have helped to stabilize investment yields.

•
Net loans as of September 30, 2022 totaled $1.72 billion and increased $295.4 million from December 31, 2021, which is 27.7% on an annualized basis. In comparison to September 30, 2021, net loans have grown $296.4 million, or 20.6%.

•
The allowance for loan losses totaled $18,291,000 at September 30, 2022 which is an increase of $987,000 from December 31, 2021.  The increase is due to recording a provision for loan losses of $1,425,000 and recoveries of $27,000, offset by charge-offs of $465,000. The allowance as a percent of total loans was 1.05% as of September 30, 2022 and 1.20% as of December 31, 2021.

•	Deposits increased $32.6 million from December 31, 2021, to $1.87 billion at September 30, 2022, primarily due to customers holding more cash and new customer relationships in the Delaware market.

•	Borrowings increased $184.9 million from December 31, 2021 to $258.9 million at September 30, 2022 to fund organic loan growth.

•
Stockholders’ equity totaled $191.4 million at September 30, 2022, compared to $212.5 million at December 31, 2021, a decrease of $21.1 million. Excluding accumulated other comprehensive loss (AOCI), stockholders equity increased $14.6 million and totals $227.3 million. The increase in stockholders equity, excluding AOCI, was attributable to net income for the nine months ended September 30, 2022 totaling $21.2 million, offset by cash dividends for the first three quarters of 2022 totaling $5.7 million and net treasury stock activity of $818,000.  As a result of increases in market interest rates decreasing the fair value of investment securities, the unrealized loss on available for sale investment securities, net of tax, increased $40.0 million from December 31, 2021.

Dividend Declared

On September 6, 2022, the Board of Directors declared a cash dividend of $0.480 per share, which was paid on September 30, 2022 to shareholders of record at the close of business on September 16, 2022. This quarterly cash dividend is an increase of 3.13% over the regular cash dividend of $0.465 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2022.

Citizens Financial Services, Inc. has nearly 1,900 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1)	See reconciliation of GAAP and non-gaap measures at the end of the press release.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The		As of or For The
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Income and Performance Ratios
Net Income	$7,544	$7,064	$21,185	$22,174
Return on average assets (annualized)	1.31%	1.40%	1.27%	1.49%
Return on average equity (annualized)	13.34%	13.65%	12.77%	14.66%
Return on average tangible equity (annualized) (a)	15.60%	16.25%	15.00%	17.53%
Net interest margin (tax equivalent)(a)	3.44%	3.47%	3.39%	3.55%
Earnings per share - basic (b)	$1.90	$1.77	$5.34	$5.56
Earnings per share - diluted (b)	$1.90	$1.77	$5.34	$5.56
Cash dividends paid per share (b)	$0.480	$0.465	$1.421	$1.377
Number of shares used in computation - basic (b)	3,967,585	3,988,294	3,970,646	3,984,748
Number of shares used in computation - diluted (b)	3,967,819	3,988,389	3,970,648	3,984,755

Asset quality
Allowance for loan and lease losses	$18,291	$17,334
Non-performing assets	$8,088	$10,218
Allowance for loan and lease losses/total loans	1.05%	1.20%
Non-performing assets to total loans	0.47%	0.71%
Annualized net charge-offs to total loans	0.00%	0.00%	0.04%	0.00%

Equity
Book value per share (b)	$57.23	$52.12
Tangible Book value per share (a) (b)	$48.99	$43.84
Market Value (Last reported trade of month)	$70.20	$62.50
Common shares outstanding	3,971,342	3,952,081

Other
Average Full Time Equivalent Employees	312.1	297.2	309.9	296.7
Loan to Deposit Ratio	93.00%	82.88%
Trust assets under management	$143,297	$148,360
Brokerage assets under management	$268,878	$273,488

Balance Sheet Highlights	September 30,	December 31,	September 30,
	2022	2021	2021

Assets	$2,349,711	$2,143,863	$2,047,203
Investment securities	447,479	414,672	399,262
Loans (net of unearned income)	1,737,953	1,441,533	1,442,908
Allowance for loan losses	18,291	17,304	17,334
Deposits	1,868,711	1,836,151	1,740,969
Stockholders' Equity	191,430	212,492	208,967

(a) See reconcilation of GAAP and Non-GAAP measures at the end of the press release
(b) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,	December 31,	September 30,
(in thousands except share data)	2022	2021	2021
ASSETS:
Cash and due from banks:
Noninterest-bearing	$21,519	$14,051	$17,466
Interest-bearing	1,629	158,782	84,505
Total cash and cash equivalents	23,148	172,833	101,971

Interest bearing time deposits with other banks	6,055	11,026	11,274

Equity securities	2,257	2,270	2,219

Available-for-sale securities	445,222	412,402	397,043

Loans held for sale	1,280	4,554	3,199

Loans (net of allowance for loan losses: $18,291 at September 30, 2022;
$17,304 at December 31, 2021 and $17,334 at September 30, 2021)	1,719,662	1,424,229	1,425,574

Premises and equipment	17,367	17,016	17,201
Accrued interest receivable	6,544	5,235	5,231
Goodwill	31,376	31,376	31,376
Bank owned life insurance	39,138	38,503	30,518
Other intangibles	1,371	1,627	1,677
Fair value of derivative instruments	17,674	4,011	3,390
Other assets	38,617	18,781	16,530

TOTAL ASSETS	$2,349,711	$2,143,863	$2,047,203

LIABILITIES:
Deposits:
Noninterest-bearing	$381,380	$358,073	$357,078
Interest-bearing	1,487,331	1,478,078	1,383,891
Total deposits	1,868,711	1,836,151	1,740,969
Borrowed funds	258,922	73,977	78,200
Accrued interest payable	922	711	823
Other liabilities	29,726	20,532	18,244
TOTAL LIABILITIES	2,158,281	1,931,371	1,838,236
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2022 or 2021	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at September 30, 2022, December 31, 2021 and
September 30, 2021: issued 4,427,687 at September 30, 2022 and 4,388,901 at December 31, 2021
and September 30, 2021	4,428	4,389	4,389
Additional paid-in capital	80,869	78,395	78,370
Retained earnings	158,953	146,010	140,920
Accumulated other comprehensive (loss) income	(35,855)	(155)	969
Treasury stock, at cost: 456,345 at September 30, 2022 and 444,481 shares
at December 31, 2021 and 436,820 shares at September 30, 2021	(16,965)	(16,147)	(15,681)
TOTAL STOCKHOLDERS' EQUITY	191,430	212,492	208,967
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$2,349,711	$2,143,863	$2,047,203

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except per share data)	2022	2021	2022	2021
INTEREST INCOME:
Interest and fees on loans	$19,396	$16,505	$52,436	$49,569
Interest-bearing deposits with banks	61	118	333	335
Investment securities:
Taxable	1,514	1,074	4,050	2,865
Nontaxable	630	561	1,830	1,652
Dividends	182	84	356	291
TOTAL INTEREST INCOME	21,783	18,342	59,005	54,712
INTEREST EXPENSE:
Deposits	1,838	1,422	4,469	4,545
Borrowed funds	1,099	330	1,699	924
TOTAL INTEREST EXPENSE	2,937	1,752	6,168	5,469
NET INTEREST INCOME	18,846	16,590	52,837	49,243
Provision for loan losses	725	400	1,425	1,550
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	18,121	16,190	51,412	47,693
NON-INTEREST INCOME:
Service charges	1,509	1,210	4,081	3,479
Trust	187	182	620	674
Brokerage and insurance	446	408	1,428	1,190
Gains on loans sold	95	295	241	1,109
Equity security (losses) gains, net	(19)	72	(198)	288
Available for sale security (losses) gains, net	(6)	162	(6)	212
Earnings on bank owned life insurance	216	165	635	1,643
Other	264	358	626	1,198
TOTAL NON-INTEREST INCOME	2,692	2,852	7,427	9,793
NON-INTEREST EXPENSES:
Salaries and employee benefits	6,933	6,568	20,964	19,312
Occupancy	779	728	2,327	2,222
Furniture and equipment	122	123	416	407
Professional fees	588	310	1,321	1,153
FDIC insurance expense	160	129	440	387
Pennsylvania shares tax	339	339	1,017	856
Amortization of intangibles	40	48	120	146
Software expenses	370	336	1,069	1,003
ORE expenses (income)	122	130	(125)	383
Other	2,161	1,689	5,496	4,798
TOTAL NON-INTEREST EXPENSES	11,614	10,400	33,045	30,667
Income before provision for income taxes	9,199	8,642	25,794	26,819
Provision for income taxes	1,655	1,578	4,609	4,645
NET INCOME	$7,544	$7,064	$21,185	$22,174

PER COMMON SHARE DATA:
Net Income - Basic	$1.90	$1.77	$5.34	$5.56
Net Income - Diluted	$1.90	$1.77	$5.34	$5.56
Cash Dividends Paid	$0.480	$0.465	$1.421	$1.377

Number of shares used in computation - basic	3,967,585	3,988,294	3,970,646	3,984,748
Number of shares used in computation - diluted	3,967,819	3,988,389	3,970,648	3,984,755

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except share data)		Three Months Ended,
	Sept 30,	June 30,	March 31,	Dec 31,	Sept 30,
	2022	2022	2022	2021	2021
Interest income	$21,783	$19,407	$17,815	$18,505	$18,342
Interest expense	2,937	1,678	1,553	1,636	1,752
Net interest income	18,846	17,729	16,262	16,869	16,590
Provision for loan losses	725	450	250	-	400
Net interest income after provision for loan losses	18,121	17,279	16,012	16,869	16,190
Non-interest income	2,717	2,438	2,476	2,461	2,618
Investment securities (losses) gains, net	(25)	(134)	(45)	51	234
Non-interest expenses	11,614	11,200	10,231	10,883	10,400
Income before provision for income taxes	9,199	8,383	8,212	8,498	8,642
Provision for income taxes	1,655	1,482	1,472	1,554	1,578
Net income	$7,544	$6,901	$6,740	$6,944	$7,064
Earnings Per Share Basic	$1.90	$1.74	$1.69	$1.74	$1.77
Earnings Per Share Diluted	$1.90	$1.74	$1.69	$1.74	$1.77

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended September 30,
	2022				2021
	Average			Average	Average			Average
	Balance (1)		Interest	Rate	Balance (1)		Interest	Rate
(dollars in thousands)	$	$		%	$	$		%
ASSETS
Interest-bearing deposits at banks	14,255		12	0.33	111,392		40	0.14
Interest bearing time deposits at banks	6,640		49	2.93	12,129		78	2.55
Investment securities:
Taxable	391,774		1,696	1.73	264,740		1,158	1.75
Tax-exempt (3)	123,046		797	2.59	107,125		709	2.65
Investment securities	514,820		2,493	1.94	371,865		1,867	2.01
Loans: (2)(3)(4)
Residential mortgage loans	204,352		2,416	4.69	203,426		2,417	4.71
Construction loans	76,934		885	4.56	67,780		671	3.93
Commercial Loans	900,297		10,732	4.73	745,313		8,976	4.78
Agricultural Loans	346,380		3,887	4.45	344,365		3,728	4.29
Loans to state & political subdivisions	59,454		502	3.35	49,673		437	3.49
Other loans	81,499		1,074	5.23	16,678		347	8.25
Loans, net of discount (2)(3)(4)	1,668,916		19,496	4.63	1,427,235		16,576	4.61
Total interest-earning assets	2,204,631		22,050	3.96	1,922,621		18,561	3.83
Cash and due from banks	6,755				6,542
Bank premises and equipment	17,437				17,259
Other assets	82,012				71,329
Total non-interest earning assets	106,204				95,130
Total assets	2,310,835				2,017,751
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	530,234		675	0.51	466,981		383	0.33
Savings accounts	328,056		106	0.13	297,470		74	0.10
Money market accounts	347,460		515	0.59	258,872		163	0.25
Certificates of deposit	288,926		542	0.74	336,782		802	0.94
Total interest-bearing deposits	1,494,676		1,838	0.49	1,360,105		1,422	0.41
Other borrowed funds	189,174		1,099	2.30	80,275		330	1.63
Total interest-bearing liabilities	1,683,850		2,937	0.69	1,440,380		1,752	0.48
Demand deposits	380,110				358,716
Other liabilities	20,618				11,683
Total non-interest-bearing liabilities	400,728				370,399
Stockholders' equity	226,257				206,972
Total liabilities & stockholders' equity	2,310,835				2,017,751
Net interest income			19,113				16,809
Net interest spread (5)				3.28%				3.35%
Net interest income as a percentage
of average interest-earning assets				3.44%				3.47%
Ratio of interest-earning assets
to interest-bearing liabilities				131%				133%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2022 and 2021. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Nine Months Ended September 30,
	2022				2021
	Average			Average	Average			Average
	Balance (1)		Interest	Rate	Balance (1)		Interest	Rate
(dollars in thousands)	$	$		%	$	$		%
ASSETS
Interest-bearing deposits at banks	65,727		150	0.31	109,272		86	0.11
Interest bearing time deposits at banks	9,126		183	2.70	12,952		249	2.57
Investment securities:
Taxable	368,702		4,406	1.59	238,438		3,156	1.76
Tax-exempt (3)	120,107		2,316	2.57	103,559		2,091	2.69
Investment securities	488,809		6,722	1.83	341,997		5,247	2.05
Loans: (2)(3)(4)
Residential mortgage loans	202,856		7,128	4.70	203,300		7,464	4.91
Construction loans	69,437		2,213	4.26	52,409		1,602	4.09
Commercial Loans	829,366		28,808	4.64	732,554		26,914	4.91
Agricultural Loans	347,771		11,342	4.36	351,478		11,322	4.31
Loans to state & political subdivisions	54,836		1,327	3.24	54,994		1,505	3.66
Other loans	47,732		1,868	5.23	22,912		1,028	6.00
Loans, net of discount (2)(3)(4)	1,551,998		52,686	4.54	1,417,647		49,835	4.70
Total interest-earning assets	2,115,660		59,741	3.78	1,881,868		55,417	3.94
Cash and due from banks	6,652				6,560
Bank premises and equipment	17,199				17,212
Other assets	82,726				75,818
Total non-interest earning assets	106,577				99,590
Total assets	2,222,237				1,981,458
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	520,882		1,392	0.36	450,636		1,086	0.32
Savings accounts	323,667		260	0.11	285,124		249	0.12
Money market accounts	347,422		1,037	0.40	248,495		502	0.27
Certificates of deposit	305,878		1,780	0.78	357,460		2,708	1.01
Total interest-bearing deposits	1,497,849		4,469	0.40	1,341,715		4,545	0.45
Other borrowed funds	112,582		1,699	2.02	87,200		924	1.42
Total interest-bearing liabilities	1,610,431		6,168	0.51	1,428,915		5,469	0.51
Demand deposits	370,785				335,188
Other liabilities	19,785				15,724
Total non-interest-bearing liabilities	390,570				350,912
Stockholders' equity	221,236				201,631
Total liabilities & stockholders' equity	2,222,237				1,981,458
Net interest income			53,573				49,948
Net interest spread (5)				3.27%				3.43%
Net interest income as a percentage
of average interest-earning assets				3.39%				3.55%
Ratio of interest-earning assets
to interest-bearing liabilities				131%				132%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2022 and 2021. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Real estate:
Residential	$203,673	$203,323	$201,567	$201,097	$204,853
Commercial	857,314	798,528	724,876	687,338	657,485
Agricultural	317,761	313,700	305,517	312,011	312,442
Construction	79,154	71,414	66,738	55,036	68,408
Consumer	124,375	50,319	21,460	25,858	31,042
Other commercial loans	66,241	65,772	69,051	74,585	92,188
Other agricultural loans	29,509	32,870	39,904	39,852	28,562
State & political subdivision loans	59,926	59,450	49,582	45,756	47,928
Total loans	1,737,953	1,595,376	1,478,695	1,441,533	1,442,908
Less: allowance for loan losses	18,291	17,570	17,556	17,304	17,334
Net loans	$1,719,662	$1,577,806	$1,461,139	$1,424,229	$1,425,574

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$2,616	$2,070	$2,096	$967	$1,482

Non-accrual loans	$7,118	$7,251	$7,810	$7,616	$8,858
Loans past due 90 days or more and accruing	93	139	12	46	83
Non-performing loans	$7,211	$7,390	$7,822	$7,662	$8,941
OREO	877	972	1,131	1,180	1,277
Total Non-performing assets	$8,088	$8,362	$8,953	$8,842	$10,218

	Three Months Ended
Analysis of the Allowance for loan Losses	September 30,	June 30,	March 31,	December 31,	September 30,
(In Thousands)	2022	2022	2022	2021	2021
Balance, beginning of period	$17,570	$17,556	$17,304	$17,334	$16,931
Charge-offs	(14)	(446)	(5)	(65)	(7)
Recoveries	10	10	7	35	10
Net (charge-offs) recoveries	(4)	(436)	2	(30)	3
Provision for loan losses	725	450	250	-	400
Balance, end of period	$18,291	$17,570	$17,556	$17,304	$17,334

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)
(Dollars in thousands, except per share data)

	As of
	September 30
	2022	2021
Tangible Equity
Stockholders Equity - GAAP	$191,430	$208,967
Accumulated other comprehensive loss (income)	35,855	(969)
Intangible Assets	(32,747)	(33,053)
Tangible Equity - Non-GAAP	194,538	174,945
Shares outstanding adjusted for June 2022 stock Dividend	3,971,342	3,990,867
Tangible Book value per share - Non-GAAP	$48.99	$43.84

	As of
	September 30
	2022	2021
Tangible Equity per share
Stockholders Equity per share - GAAP	$48.20	$52.36
Adjustments for accumulated other comprehensive loss (income)	9.03	(0.24)
Book value per share	57.23	52.12
Adjustments for intangible assets	(8.24)	(8.28)
Tangible Book value per share - Non-GAAP	$48.99	$43.84

	For the Three Months Ended		For the Nine Months Ended
	September 30		September 30
	2022	2021	2022	2021
Return on Average Tangible Equity
Average Stockholders Equity - GAAP	$199,981	$209,181	$204,075	$203,645
Average Accumulated Other Comprehensive Loss (Income)	26,276	(2,209)	17,161	(2,014)
Average Intangible Assets	(32,781)	(33,038)	(32,870)	(33,021)
Average Tangible Equity - Non-GAAP	193,476	173,934	188,366	168,610
Net Income	$7,544	$7,064	$21,185	$22,174
Annualized Return on Average Tangible Equity	15.60%	16.25%	15.00%	17.53%

	For the Three Months Ended		For the Nine Months Ended
	September 30		September 30
	2022	2021	2022	2021
Return on Average Assets and Equity Excluding BOLI Death Benefits
Net Income	$7,544	$7,064	$21,185	$22,174
BOLI death benefits	-	-	-	(1,155)
Net Income excluding BOLI death benefits	$7,544	$7,064	$21,185	$21,019
Average Assets	2,310,835	2,017,751	2,222,237	1,981,458
Annualized Return on Average stockholders equity, excluding BOLI Death Benefits	1.31%	1.40%	1.27%	1.41%

Average Stockholders Equity	$226,257	$206,972	$221,236	$201,631
Annualized Return on Average stockholders equity, excluding BOLI Death Benefits	13.34%	13.65%	12.77%	13.90%

Earnings per share, excluding death activity of former employees
Net Income	$7,544	$7,064	$21,185	$22,174
BOLI death benefits	-	-	-	(1,155)
After Tax deferred compensation reversal for former employee	-	-	-	(316)
Net income excluding one time items	$7,544	$7,064	$21,185	$20,703
Number of shares used in computation - basic adjusted for June 2022 stock Dividend	3,967,585	3,988,294	3,970,646	3,984,748
Earnings per share, excluding death activity of former employees non-GAAP	1.90	1.77	5.34	5.20

	For the Three Months Ended		For the Nine Months Ended
	September 30		September 30
Reconciliation of net interest income on fully taxable equivalent basis	2022	2021	2022	2021
Total interest income	$21,783	$18,342	$59,005	$54,712
Total interest expense	2,937	1,752	6,168	5,469
Net interest income	18,846	16,590	52,837	49,243
Tax equivalent adjustment	267	219	736	705
Net interest income (fully taxable equivalent)	$19,113	$16,809	$53,573	$49,948